Confidential - For Internal Use Only 2Q26 Earnings Supplemental Building on a 17-year track record of profitable growth and success ©2025 Caliber

Disclaimers Forward-Looking Statements This presentation includes statements concerning CaliberCos Inc.’s (the “Company,” or “Caliber”) expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance, or growth and other statements that are not historical facts.  These statements are "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers and the audience can identify these forward-looking statements through the use of words or phrases such as "estimate,“ "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could," and other similar expressions.  Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. The Company's expectations, beliefs, and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management's expectations, beliefs, or projections will be achieved or accomplished. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, factors affecting the Company’s ability to successfully operate and manage its business, including, among others, title disputes, weather conditions, shortages, delays, or unavailability of equipment and services, property management, brokerage, investment and fund operations, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in costs of operations; loss of markets; volatility of asset prices; imprecision of asset valuations; environmental risks; competition; inability to access sufficient capital; general economic conditions; litigation; changes in regulation and legislation; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks, or pest infestation; increasing costs of insurance, changes in coverage and the ability to obtain insurance; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in the Company's reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events. Past performance is not indicative of future results. There is no guarantee that any specific outcome will be achieved. Investment may be speculative and illiquid and there is a total risk of loss. There is no guarantee that any specific investment will be suitable or profitable. This presentation does not constitute an offering of, nor does it constitute the solicitation of an offer to buy, securities of the Company. This presentation is provided solely to introduce the Company to the recipient and to determine whether the recipient would like additional information regarding the Company and its anticipated plans. Any investment in the Company or sale of its securities will only take place pursuant to an appropriate, private placement memorandum and a detailed subscription agreement. Some of the information contained herein is confidential and proprietary to the Company and the presentation is provided to the recipient with the express understanding that without the prior written permission of the Issuer, such recipient will not distribute or release the information contained herein, make reproductions of, or use it for any purpose other than determining whether the recipient wishes additional information regarding the Company or its plans. By accepting delivery of this presentation, the recipient agrees to return same to the Company if the recipient does not wish to receive any further information regarding the Company. We have filed a registration statement (including a preliminary prospectus) with the SEC for the offering to which this communication relates. The registration statement has not yet become effective. Before you invest, you should read the preliminary prospectus in that registration statement (including the risk factors described therein) and other documents that we have filed with the SEC for more complete information. You may access these documents for free by visiting Edgar on the SEC website at https://www.sec.gov CALIBERCO.COM  |  8901 E MOUNTAIN VIEW RD, STE 150, SCOTTSDALE, AZ 85258  |  480.295.7600  2

Today’s Speakers Chris Loeffler CHIEF EXECUTIVE OFFICER Chris Loeffler has served as the CEO and Chairman of Caliber’s Board of Directors since its inception. As CEO, Chris directs and executes global strategy, oversees investments and fund management, and contributes to private and public capital formation. As a Co-Founder Chris took an early role forming the Company’s financial and operational infrastructure and navigating the vertical integration of all real estate and investment services. 3 Michael Rosales ACTING CHIEF FINANCIAL OFFICER Michael Rosales is Caliber’s Acting CFO. As Acting CFO, Michael oversees all aspects of accounting and controllership, financial planning and analysis, tax, financial reporting, and treasury functions at Caliber. Prior to joining Caliber, Michael spent 6 years with Grant Thornton LLP, and held various audit roles at PWC, Wells Fargo, Deloitte, and Greentree Financial Services. Michael is a CPA and holds a Bachelor of Science in Accounting from Arizona State University.

4THE WEALTH DEVELOPMENT COMPANY 4 CEO Commentary

About Nasdaq: CWD - Where Real Assets & Digital Assets Converge 5 * Includes assets under management (AUM) of $737.2 million and assets under development (AUD) of $1.8 billion. ** Unlevered gross internal rate of return on all full-cycle investments. *** As of 8/12/2026 considering a price per token of $8.67. 17 years in Business $2.6 Billion Managed Assets* 19% IRR Unlevered Track Record** Caliber “CaliberCos Inc.” (Nasdaq: CWD) is a publicly listed, alternative asset manager investing at the intersection of real-world assets and digital finance. 229,204 Tokens; $2.0M Value*** 1st Public LINK Digital Asset Treasury (DAT) Seeking Appreciation, Yield Generation

CRE - Old Acronym, New Application 6 DeFi works because Chainlink works, and Institutional Customers Are Adopting It Note: Graphic produced by Chainlink Labs in public presentation(s)

What is Chainlink, Why Chainlink, and Why Now? 7 Chainlink’s Network is Experiencing Rapid Growth in Utilization Note: Graphic produced by Chainlink Labs in public presentation(s)

Caliber’s Vision: Unlocking Value Between Real & Digital Assets 8 Combining two worlds under one public company: ◦ A proven real estate private equity platform with 17 years of track record, and ◦ A new digital asset treasury and product platform anchored in Chainlink (LINK) Leveraging Caliber’s Wall Street experience and regulatory framework to: ◦ Efficiently raise capital through public and private channels, ◦ Accumulate and stake LINK to earn yield and align with Chainlink’s growth, and ◦ Build future investment products in both digital and tokenized real assets Caliber is not just investing in Chainlink - it’s building on it. ◦ Caliber is exploring tokenization of its real estate funds and assets

Tokenization of Real-World Assets; an Emerging Trend in Finance 9 Caliber believes real estate funds and assets present the next frontier in real world asset tokenization Note: Graphic produced by Chainlink Labs in public presentation(s)

CALIBER
THE WEALTH DEVELOPMENT COMPANY

Why $LINK, and Why Now?

Chainlink: The Infrastructure Powering Decentralized and Institutional Finance

- Trusted by SWIFT, Mastercard, DTCC, S&P Global, Google Cloud, AWS, and the U.S. Department of Commerce.
- LINK Token Economics:
  - LINK is a payment and staking token - essential for securing the oracle network.
  - Staking ensures accuracy of data feeds, earning yield for validators.
  - Chainlink has begun buying back LINK tokens with protocol revenues, enhancing token scarcity and value.
  - Sergey Nazarov (CEO): "The full economic value of the network is designed to flow through LINK."
- Chainlink's oracle network remained fully operational during the October 2025 crypto liquidation - while competitor oracles failed or faced delays.
- We believe Chainlink, and the associated LINK token are at the pivotal momentum to go from concept, to real revenue, to scale.

CALIBER THE WEALTH DEVELOPMENT COMPANY
10

Caliber’s Flywheel - Two Growth Engines 11 1. Real Estate Platform ◦ Generates recurring fees and investment profits (cash flow) ◦ Produces stable returns and tangible value via Carried Interest ◦ Positive Cycle Renewed 2. LINK Treasury & Digital Asset Platform ◦ Builds balance sheet strength and yield ◦ Drives visibility and capital formation ◦ Increases efficiency of real asset investments The Flywheel Effect: Real estate profits fund LINK accumulation -> LINK yield and appreciation improve liquidity -> liquidity fuels more real estate growth -> repeat.

Private Equity Real Estate Investment’s Future: Tokenization 12 1. Primary Capital Formation ◦ Broaden investor access to private equity real estate through tokenized offerings ◦ Streamline fundraising and expand global reach 2. Secondary Liquidity ◦ Enable real estate investors to trade fund interests more efficiently ◦ Unlock value without requiring asset sales 3. Operational Efficiency ◦ Automate valuations, distributions, and investor reporting ◦ Reduce fund administration costs and enhance margins Tokenization improves scalability, profitability, and transparency across Caliber’s real estate platform.

PERE Platform Positioned for Renewed Cycle 13 Caliber Nasdaq: CWD Multi-Family Housing Multi-Tenant Industrial Hospitality RE Fund Syndication Hotel UPREIT “CHT”

Business model drives consistent growth to Caliber 14 Grow Revenue Raise Capital Grow Assets under Management Caliber helps investors profit from real estate investments by designing and creating investment funds to pursue undervalued assets. Through its fundraising team, Caliber raises capital into the funds it manages and invests that capital to grow Caliber’s total assets under management. Throughout the process, Caliber generates recurring revenue, service revenue, and investment revenue, which drives performance and investor capital to future funds. This revenue flywheel drives consistent growth to Caliber with non-dilutive financings at the fund level.

Revenue model provides diverse sources of income 15 Asset Services Asset & Fund Management Performance Fees CWD in-house real estate & investment services to generate both recurring income & service-based income. Real Estate Development Construction Management Acquisitions, Leasing, & Sales CWD’s performance fees drive profitability from asset sales & investment performance

Real Estate Enters New Cycle 16

Caliber Solves Its Clients’ Financial Needs 17 Income Lending, CORE Plus, Value Add, CHT Preferred Stock Clients who invest in Caliber’s Funds seek three primary outcomes: Desired Outcome Caliber Fund Growth Distressed and Special Situations, Adaptive Re-Use & Development Tax Planning/ Reduction Opportunity Zone Funds, 1031 Investments Caliber’s Fundraising Engine Can Now Be Applied to Digital Assets High Net- Worth Investors Capital Sources RIA’s & Brokers Family Offices / Institutions

CALIBER THE WEALTH DEVELOPMENT COMPANY

Caliber's PERE Products

CALIBER OPPORTUNITY ZONE FUND II "Uncapped Roth"	Active Management Strategy	Desirable Markets	Target Mid-Teens IRR
CALIBER OPPORTUNISTIC GROWTH FUND "The Access Fund"	Positioned to Take Advantage of Upcoming Distress		Target Mid-Teens IRR
CALIBER CORE+ GROWTH & INCOME FUND "Passive Income Generator"	Stability with Upside Potential	Quarterly Liquidity (after 1-year lockup)	Target Low-Mid-Teens
PURE PICKLEBALL & PADEL AT RIVERWALK "QOZ & Non-QOZ Options"	Located in Scottsdale, AZ	World-Class Facility	Spanning ~ 186,423 sq. ft.

CALIBER THE WEALTH DEVELOPMENT COMPANY 18

19THE WEALTH DEVELOPMENT COMPANY 19 2Q26 Financial Highlights

2Q26 - Summary Highlights 20 Financial Measures • Platform revenue of $3.7 million, primarily driven by asset management revenue • Platform net loss attributable of $3.4 million, or $0.39 per diluted share • Platform Adjusted EBITDA of $0.3 million Metrics • Fair value assets under management of $737.2 million • Managed capital of $495.6 million Digital Asset Highlights • Improved adjusted EBITDA profitability by $1.0 million compared to year ago quarter • Platform revenue grew 16% year over year • Continued tokenization of assets Corporate • On April 13, 2026, Caliber announced that PURE Pickleball & Padel — its co-developed 196,000- square-foot indoor pickleball and padel facility adjacent to Scottsdale, Arizona at Riverwalk on the Salt River Pima-Maricopa Indian Community — has recently received all required building permits, clearing the final regulatory hurdle and positioning the project for groundbreaking. • On April 14, 2026, Caliber announced continued progress in its corporate debt reduction strategy through the completion of the second round of Noteholder Conversion Program, which resulted in the repayment of approximately $1.9 million of unsecured corporate notes with shares of Caliber’s Class A common stock in a voluntary conversion program elected by the individual noteholders. In addition, approximately $1.5 million of notes were repaid with the issuance of Series AAA Convertible Preferred Stock. • During the second quarter, the Company sold 278,357 LINK for proceeds of $2.5 million, with proceeds redeployed into the Company's real estate platform to support the closing of project- level financings, including the Steamboat Hyatt Studios development. • On August 13, 2026, Caliber announced that it has gone live with its PURE Pickleball & Padel investment offering as the first real estate investment on its platform to be tokenized., which is part of an initial program of approximately $100M of Managed Assets slated for tokenization.

2Q26 - Summary Highlights (Continued) 21 Corporate • On April 22, 2026, Caliber announced that it continues to execute on its multi-market Hyatt Studios development platform, advancing three hospitality projects across high-conviction markets: Steamboat Springs, CO; Riverwalk/Scottsdale, AZ; and Georgetown, TX. The first project in Steamboat Springs closed acquisition and construction financing in April 2026 and is expected to break ground during the second quarter of 2026. The platform represents a focused effort to capitalize on supply-constrained markets and growing demand for extended- stay hospitality. • On July 02, 2026 Caliber announced the next phase of its real estate fund tokenization strategy, building on Chainlink, the industry-standard oracle platform, as part of a broader effort to modernize how private real estate assets and funds are financed, owned, administered, and accessed. • On July 16, 2026 Caliber announced that it has broken ground on its Hyatt Studios extended stay hotel in Steamboat Springs, Colorado. Company executives, development partners, and community leaders gathered to celebrate the start of construction of the approximately 114- room extended-stay hotel at 1801 Lincoln Avenue in Steamboat Springs. The four-story, 57,971- square-foot property is expected to open in the second half of 2027 and will help address the growing demand for modern extended-stay accommodations in one of Colorado's premier four-season destinations.

2nd Quarter - Historical Summary Results



Total Platform Revenue
(000's)
$8,000
$6,000
$4,000
$2,000
$—
$(2,000)
$4,212
$7,416
$4,588
$3,549
$4,126
$3,516
$3,997
$4,105
$3,658
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26
Asset Management
Performance Allocations



Managed Capital
(000,000's)
$700
$600
$500
$400
$300
$470
$485
$493
$495
$499
$506
$517
$490
$496
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26



Adjusted EBITDA
(000's)
$3,000
$2,000
$1,000
$—
$(1,000)
$(2,000)
$(3,000)
$(2,451)
$2,412
$(1,002)
$(1,352)
$(54)
$(665)
$(357)
$(338)
$296
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26



FV AUM
(000's)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$—
$773
$807
$795
$831
$803
$797
$780
$736
$737
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26

CALIBER THE WEALTH DEVELOPMENT COMPANY
22

2nd Quarter Summary Results 23 Platform Adjusted EBITDA (Loss) (000’s) $(54) $296 2Q25 2Q26 Net Income (Loss) (per common share) $(4.15) $(0.38) 2Q25 2Q26 (0 0 0 's ) Total Platform Revenue $4,126 $3,658 Asset Management Performance Allocations 2Q25 2Q26 $(2,000) $— $2,000 $4,000 $6,000 (0 0 0 's ) Total Consolidated Revenue* $5,073 $4,194 2Q25 2Q26 $— $5,000 $10,000 * As previously communicated, Caliber has simplified the presentation of its financial perfornce by deconsolidating certain assets from the Company’s financials. As a result, the year-over-year comparisons of Caliber’s GAAP financial performance are not meaningful.

Annual Platform Revenue & Platform Adjusted EBITDA 24 Annual Platform Revenue & Platform Adjusted EBITDA $2 6, 0 71 $1 2, 19 7 $1 5, 99 2 $2 4 ,11 8 $2 0 ,6 38 $2 0 ,9 4 2 $1 5, 18 8 $1 0 ,0 4 0 $( 2, 84 2) $3 ,4 62 $5 ,5 19 $( 1,2 51 ) $( 2, 71 0 ) $( 2, 4 28 ) Total Platform Revenue Platform Adjusted EBITDA 2019 2020 2021 2022 2023 2024 2025 $(10,000) $(5,000) $— $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000

Annual Managed Capital & Asset Management Revenue 25 0 0 0 ,0 0 0 's Managed Capital and Asset Management Revenue $8 2 $3 2 $9 9 $8 6 $7 5 $6 9 $2 6 $2 0 5 $2 26 $3 0 7 $3 83 $4 38 $4 93 $5 17 $3 96 $4 20 $6 0 1 $7 4 6 $7 4 1 $7 95 $7 80 Capital Originations Managed Capital Fair Value AUM 2019 2020 2021 2022 2023 2024 2025 $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 0 0 0 ,0 0 0 's $2 1.1 $1 1.8 $1 5. 3 $2 1.6 $1 7. 0 $2 0 .6 $1 5. 2 Asset Management Revenues 2019 2020 2021 2022 2023 2024 2025 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0

Carried Interest 26 0 0 0 ,0 0 0 's Value of Carried Interest $89.0 $87.7 $84.8 $90.5 $104.2 $98.9 $95.7 Carried Interest Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 $110.0

27THE WEALTH DEVELOPMENT COMPANY 27 2Q26 Financial Review

CALIBER
THE WEALTH DEVELOPMENT COMPANY

GAAP Income Statements

CALIBERCOS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2026	2025	2026	2025
Revenues				
Asset management revenues	$ 3,205	$ 3,746	$ 6,869	$ 6,942
Performance allocations	(83)	22	(49)	23
Consolidated funds – hospitality revenues	—	1,138	—	5,057
Consolidated funds – other revenues	1,072	167	1,668	312
Total revenues	4,194	5,073	8,488	12,334
Expenses				
Operating costs	4,541	3,671	7,629	7,715
General and administrative	844	1,173	2,645	2,754
Marketing and advertising	145	147	323	312
Depreciation and amortization	169	166	344	323
Consolidated funds – hospitality expenses	—	1,278	—	4,743
Consolidated funds – other expenses	2,646	466	4,443	924
Total expenses	8,345	6,901	15,384	16,771
Other loss, net	(15)	(2,164)	(170)	(2,530)
Change in fair value of digital assets	(324)	—	(2,220)	—
Interest income	291	30	543	62
Interest expense	(1,313)	(1,738)	(2,700)	(3,349)
Net loss before income taxes	(5,512)	(5,700)	(11,443)	(10,254)
Benefit from income taxes	—	—	—	—
Net loss	(5,512)	(5,700)	(11,443)	(10,254)
Net loss attributable to noncontrolling interests	(2,154)	(401)	(4,466)	(548)
Net loss attributable to CaliberCos Inc.	$ (3,358)	$ (5,299)	$ (6,977)	$ (9,706)
Basic and diluted net loss per share attributable to common stockholders	$ (0.38)	$ (4.15)	$ (0.92)	$ (8.00)
Weighted average common shares outstanding:				
Basic and diluted	8,816	1,278	7,913	1,212

CALIBER THE WEALTH DEVELOPMENT COMPANY
28

GAAP Balance Sheets 29 CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) June 30, 2026 December 31, 2025 ASSETS Cash $ 1,444 $ 2,538 Restricted cash 2,367 2,628 Real estate investments, net 21,699 21,689 Digital assets 1,650 6,850 Notes receivable - related parties, allowance of $871 and $909, respectively 10,235 7,348 Due from related parties, net of allowance of $4,361 and $4,071, respectively 10,374 10,086 Investments in unconsolidated entities 11,443 11,624 Operating lease - right of use assets — 98 Prepaid and other assets 2,105 2,368 Assets of consolidated funds Cash 382 326 Restricted cash 912 524 Real estate investments, net 50,571 10,807 Intangible assets, net 45,966 46,330 Notes receivable - related parties 5,991 936 Due from related parties 1,291 220 Operating lease - right of use assets 10,756 10,757 Prepaid and other assets 473 267 Total assets $ 177,659 $ 135,396

GAAP Balance Sheets (Continued) 30 June 30, 2026 December 31, 2025 LIABILITIES AND STOCKHOLDERS' EQUITY Notes payable, net $ 42,801 $ 46,347 Accounts payable and accrued expenses 7,462 7,325 Series AA cumulative redeemable preferred stock, net of issuance costs, $25.00 per share stated value, 800,000 shares authorized, 359,215 and 221,434 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively 8,387 5,101 Due to related parties 193 186 Operating lease liabilities 48 64 Other liabilities 707 771 Liabilities of consolidated funds Notes payable, net 66,347 33,605 Notes payable - related parties 2,484 2,330 Accounts payable and accrued expenses 2,703 1,719 Due to related parties 905 861 Operating lease liabilities 10,756 10,757 Other liabilities 147 99 Total liabilities 142,940 109,165 Commitments and Contingencies (Note 11)

GAAP Balance Sheets (Continued) 31 June 30, 2026 December 31, 2025 Series A non-cumulative convertible preferred stock, $0.001 par value; $22,500,000 shares authorized, and $5,875 shares issued and outstanding as of June 30, 2026 and December 31, 2025 — $ — Series B convertible preferred stock, $0.001 par value; 50,000 shares authorized, and zero and 15,868 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively — — Series AAA convertible preferred stock, $0.001 par value; 40,000 shares authorized, and 1,529 and zero shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively — — Common stock Class A, $0.001 par value; 100,000,000 shares authorized, 8,876,843 and 6,534,319 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively 9 7 Common stock Class B, $0.001 par value; 15,000,000 shares authorized, zero and 370,822 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively — — Paid-in capital 84,210 79,731 Accumulated deficit (85,660) (78,405) Stockholders’ (deficit) equity attributable to CaliberCos Inc. (1,441) 1,333 Stockholders’ equity attributable to noncontrolling interests 36,160 24,898 Total stockholders’ equity 34,719 26,231 Total liabilities and stockholders’ equity $ 177,659 $ 135,396

CALIBER
THE WEALTH DEVELOPMENT COMPANY

Contacts:

Chris Loeffler, CEO
Chris.Loeffler@CaliberCo.com

Ilya Grozovsky, VP of Investor Relations & Corporate Development
Ilya.Grozovsky@CaliberCo.com

CaliberCos
NASDAQ: CWD

https://www.caliberco.com/

Appendix THE WEALTH DEVELOPMENT COMPANY 33

NON-GAAP Measures 34 Non-GAAP Measures We use non-GAAP financial measures to evaluate operating performance, identify trends, formulate financial projections, make strategic decisions, and for other discretionary purposes. We believe that these measures enhance the understanding of ongoing operations and comparability of current results to prior periods and may be useful for investors to analyze our financial performance because they provide investors a view of the performance attributable to us. When analyzing our operating performance, investors should use these measures in addition to, and not as an alternative for, their most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Our presentation of non-GAAP measures may not be comparable to similarly identified measures of other companies because not all companies use the same calculations. These measures may also differ from the amounts calculated under similarly titled definitions in our debt instruments, which amounts are further adjusted to reflect certain other cash and non-cash charges and are used by us to determine compliance with financial covenants therein and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments. Asset Management Platform or Platform Platform refers to the performance of our asset management platform segment, which generates revenues and expenses from managing our investment portfolio, which does not include any consolidated assets or funds. These activities include asset management, transaction services, and performance allocations. Management believes that this is an important view of us because it communicates performance of us that would be most useful for understanding the value of CWD. Fee-Related Earnings and Related Components Fee-Related Earnings is a supplemental non-GAAP performance measure used to assess our ability to generate profits from fee- based revenues focusing on whether our core revenue streams are sufficient to cover our core operating expenses. Fee-Related Earnings represents our net income (loss) before income taxes adjusted to exclude depreciation and amortization, stock-based compensation, interest expense and extraordinary or non-recurring revenue and expenses, including performance allocation revenue and change in fair value of digital assets, public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, litigation settlements, and expenses recorded to earnings relating to investment deals which were abandoned or closed. Fee-Related Earnings is presented on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to CaliberCos Inc. and is consistent with performance models and analysis used by management. Distributable Earnings Distributable Earnings is a supplemental non-GAAP performance measure equal to Fee-Related Earnings plus performance allocation revenue and less interest expenses and provision for income taxes. We believe that Distributable Earnings can be useful as a supplemental performance measure to our U.S. GAAP results assessing the amount of earnings available for distribution.

NON-GAAP Measures (Continued) 35 Platform Earnings Platform Earnings represents the performance of our asset management platform segment, which generates revenues and expenses from managing our investment portfolio, excluding any consolidated assets or funds. We evaluate recurring earnings capacity through fee-related earnings, defined as fund management fees, financing fees, development and construction fees, organizational and offering fees, and brokerage fees, less direct operating expenses. We believe this measure provides investors with insight into the recurring operating profile of our asset management platform independent of performance allocation timing. Platform Adjusted EBITDA Platform Adjusted EBITDA represents our Distributable Earnings adjusted for interest expense, other income (expense), and provision for income taxes on a basis that  deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to the Platform and is consistent with performance models and analysis used by management. Consolidated Adjusted EBITDA Consolidated Adjusted EBITDA represents our and the consolidated funds’ earnings before net interest expense, income taxes, depreciation and amortization, further adjusted to exclude stock-based compensation, transaction fees, expenses and other public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, litigation settlements, expenses recorded to earnings relating to investment deals which were abandoned or closed, any other non-cash expenses or losses, as further adjusted for extraordinary or non-recurring items. Platform Basic and Diluted Earnings Per Share (“EPS”) Platform Basic and Diluted EPS represents earnings per share generated by the Platform, without reflecting the impact of consolidation. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to the Platform and is consistent with performance models and analysis used by management. The following tables presents a reconciliation of net income (loss) attributable to CaliberCos Inc. to Fee-Related Earnings, Distributable Earnings, Caliber Adjusted EBITDA, and Consolidated Adjusted EBITDA for the three and six months ended June 30, 2026 and 2025 (in thousands):

Platform Income Statements 36 ASSET MANAGEMENT PLATFORM (1) (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED) Three Months Ended June 30, 2026 Platform Impact of Consolidated Funds & Eliminations Consolidated Revenues Asset management revenues $ 3,741 $ (536) $ 3,205 Performance allocations (83) — (83) Consolidated funds – other revenues — 1,072 1,072 Total revenues 3,658 536 4,194 Expenses Operating costs 4,744 (203) 4,541 General and administrative 854 (10) 844 Marketing and advertising 145 — 145 Depreciation and amortization 175 (6) 169 Consolidated funds – other expenses — 2,646 2,646 Total expenses 5,918 2,427 8,345 Other income (loss), net 176 (191) (15) Change in fair value of digital assets (324) — (324) Interest income 291 — 291 Interest expense (1,313) — (1,313) Net loss before income taxes (3,430) (2,082) (5,512) Provision for income taxes — — — Net loss (3,430) (2,082) (5,512) Net loss attributable to noncontrolling interests — (2,154) (2,154) Net loss attributable to CaliberCos Inc. $ (3,430) $ 72 $ (3,358) Basic and diluted Platform loss per share $ (0.39) $ (0.38) Weighted average common shares outstanding: Basic and diluted 8,816 8,816

Platform Income Statements (Continued) 37 Six Months Ended June 30, 2026 Platform Impact of Consolidated Funds & Eliminations Consolidated Revenues Asset management revenues $ 7,812 $ (943) $ 6,869 Performance allocations (49) — (49) Consolidated funds – other revenues — 1,668 1,668 Total revenues 7,763 725 8,488 Expenses Operating costs 7,999 (370) 7,629 General and administrative 2,665 (20) 2,645 Marketing and advertising 323 — 323 Depreciation and amortization 358 (14) 344 Consolidated funds – other expenses — 4,443 4,443 Total expenses 11,345 4,039 15,384 Other loss, net 193 (363) (170) Unrealized loss on digital assets (2,220) — (2,220) Interest income 543 — 543 Interest expense (2,700) — (2,700) Net loss before income taxes (7,766) (3,677) (11,443) Provision for income taxes — — — Net loss (7,766) (3,677) (11,443) Net loss attributable to noncontrolling interests — (4,466) (4,466) Net loss attributable to CaliberCos Inc. $ (7,766) $ 789 $ (6,977) Basic and diluted Platform loss per share $ (0.98) $ (0.92) Weighted average common shares outstanding: Basic and diluted 7,913 7,913

Platform Income Statements (Continued) 38 Three Months Ended June 30, 2025 Platform Impact of Consolidated Funds & Eliminations Consolidated Revenues Asset management $ 4,103 $ (357) $ 3,746 Performance allocations 23 (1) 22 Consolidated funds – hospitality revenue — 1,138 1,138 Consolidated funds – other revenue — 167 167 Total revenues 4,126 947 5,073 Expenses Operating costs 3,841 (170) 3,671 General and administrative 1,183 (10) 1,173 Marketing and advertising 147 — 147 Depreciation and amortization 174 (8) 166 Consolidated funds – hospitality expenses — 1,278 1,278 Consolidated funds – other expenses — 466 466 Total expenses 5,345 1,556 6,901 Other loss, net (2,014) (150) (2,164) Interest income 30 — 30 Interest expense (1,738) — (1,738) Net loss before income taxes (4,941) (759) (5,700) Provision for income taxes — — — Net loss (4,941) (759) (5,700) Net loss attributable to noncontrolling interests — (401) (401) Net loss attributable to CaliberCos Inc. $ (4,941) $ (358) $ (5,299) Basic and diluted net loss per share $ (3.87) $ (4.15) Weighted average common shares outstanding: Basic and diluted 1,278 1,278

CALIBER THE WEALTH DEVELOPMENT COMPANY

Platform Income Statements (Continued)

	Six Months Ended June 30, 2025		
	Platform	Impact of Consolidated Funds & Eliminations	Consolidated
Revenues			
Asset management	$ 7,645	$ (703)	$ 6,942
Performance allocations	30	(7)	23
Consolidated funds – hospitality revenue	—	5,057	5,057
Consolidated funds – other revenue	—	312	312
Total revenues	7,675	4,659	12,334
Expenses			
Operating costs	8,009	(294)	7,715
General and administrative	2,775	(21)	2,754
Marketing and advertising	312	—	312
Depreciation and amortization	336	(13)	323
Consolidated funds – hospitality expenses	—	4,743	4,743
Consolidated funds – other expenses	—	924	924
Total expenses	11,432	5,339	16,771
Other loss, net	(2,008)	(522)	(2,530)
Interest income	63	(1)	62
Interest expense	(3,349)	—	(3,349)
Net loss before income taxes	(9,051)	(1,203)	(10,254)
Provision for income taxes	—	—	—
Net loss	(9,051)	(1,203)	(10,254)
Net loss attributable to noncontrolling interests	—	(548)	(548)
Net loss attributable to CaliberCos Inc.	$ (9,051)	$ (655)	$ (9,706)
Basic and diluted Platform loss per share	$ (7.47)		$ (8.00)
Basic and diluted	1,212		1,212

(1) Represents the results of our asset management platform, which are presented on a basis that deconsolidates our consolidated funds (intercompany eliminations and eliminates noncontrolling interests.

CALIBER THE WEALTH DEVELOPMENT COMPANY 39

CALIBER
THE WEALTH DEVELOPMENT COMPANY

NON-GAAP Reconciliations

NON-GAAP ADJUSTED EBITDA
(AMOUNTS IN THOUSANDS) (UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2026	2025	2026	2025
Net loss attributable to CaliberCos Inc.	$ (3,358)	$ (5,299)	$ (6,977)	$ (9,706)
Net loss attributable to noncontrolling interests	(2,154)	(401)	(4,466)	(548)
Net loss	(5,512)	(5,700)	(11,443)	(10,254)
Provision for income taxes	—	—	—	—
Net loss before income taxes	(5,512)	(5,700)	(11,443)	(10,254)
Depreciation and amortization	176	174	358	336
Consolidated funds' impact on fee-related earnings	1,891	609	3,314	680
Stock-based compensation	367	369	695	1,030
Severance	393	454	403	505
Performance allocations	83	(22)	49	(23)
Other income, net	(1,329)	(783)	(1,541)	(417)
Investments impairment	176	2,037	359	2,316
Change in fair value of digital assets	324	—	2,220	—
Bad debt expense	977	106	989	109
Interest expense, net	1,022	1,708	2,157	3,286
Fee-Related Earnings	(1,432)	(1,048)	(2,440)	(2,432)
Performance allocations	(83)	22	(49)	23
Interest expense, net	(1,022)	(1,708)	(2,157)	(3,286)
Provision for income taxes	—	—	—	—
Distributable Earnings	(2,537)	(2,734)	(4,646)	(5,695)
Interest expense	1,313	1,738	2,700	3,349
Other income, net	1,329	783	1,541	417
Provision for income taxes	—	—	—	—
Consolidated funds' impact on Caliber Adjusted EBITDA	191	159	363	523
Platform Adjusted EBITDA	296	(54)	(42)	(1,406)
Consolidated funds' EBITDA Adjustments	(273)	111	(654)	1,321
Consolidated Adjusted EBITDA	$ 23	$ 57	$ (696)	$ (85)

CALIBER THE WEALTH DEVELOPMENT COMPANY
40

NON-GAAP Reconciliations (Continued) 41 PLATFORM REVENUE (1) (AMOUNTS IN THOUSANDS) (UNAUDITED) Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Fund management fees $ 3,077 $ 2,739 $ 5,922 $ 5,483 Financing fees 305 292 722 366 Development and construction fees 292 979 749 1,507 Brokerage fees 67 93 419 289 Total asset management 3,741 4,103 7,812 7,645 Performance allocations (83) 23 (49) 30 Total Platform revenue $ 3,658 $ 4,126 $ 7,763 $ 7,675 (1) Represents the results of our asset management platform, which are presented on a basis that deconsolidates our consolidated funds (intercompany eliminations and eliminates noncontrolling interests.

NON-GAAP Reconciliations (Continued) 42 MANAGED CAPITAL (AMOUNTS IN THOUSANDS) (UNAUDITED) Balance as of December 31, 2025 $ 517,186 Originations 10,478 Return of capital (316) Investment write-offs (37,764) Balance as of March 31, 2026 489,584 Originations 6,400 Return of capital (23) Investment write-offs (355) Balance as of June 30, 2026 $ 495,606 June 30, 2026 December 31, 2025 Real Estate Hospitality $ 49,347 $ 49,289 Caliber Hospitality Trust(1) 97,031 97,037 Residential 108,485 103,961 Commercial 185,054 180,569 Total Real Estate(2) 439,917 430,856 Credit(3) 53,382 82,163 Other(4) 2,307 4,167 Total $ 495,606 $ 517,186 (1) We earn a fund management fee of 0.70% of the Caliber Hospitality Trust’s enterprise value and are reimbursed for certain costs incurred on behalf of the Caliber Hospitality Trust. (2) Beginning during the year ended December 31, 2023, we include capital raised from our investors through corporate note issuances that was further invested in our funds in Managed Capital. As of June 30, 2026, and December 31, 2025, we had invested $11.4 million and $11.6 million, respectively, in our funds. (3) Credit managed capital represents loans made to our investment funds by us and our diversified funds. As of June 30, 2026 and December 31, 2025, we had loaned $11.3 million and $8.5 million, respectively, to our funds. (4) Other managed capital represents undeployed capital held in our diversified funds.

NON-GAAP Reconciliations (Continued) 43 Fair Value Assets Under Management (AMOUNTS IN THOUSANDS) (UNAUDITED) Balances as of December 31, 2025 $ 779,730 Assets acquired(1) 4,150 Construction, net of market depreciation (4,675) Assets sold(2) (10,275) Credit(3) (29,403) Other(4) (3,176) Balances as of March 31, 2026 736,351 Construction and net market depreciation (441) Assets sold (2) (659) Credit(3) 622 Other(4) 1,316 Balances as of June 30, 2026 $ 737,189 June 30, 2026 December 31, 2025 Real Estate Hospitality $ 51,100 $ 55,600 Caliber Hospitality Trust 189,700 191,900 Residential 160,600 165,900 Commercial 280,100 280,000 Total Real Estate 681,500 693,400 Credit(3) 53,382 82,163 Other(4) 2,307 4,167 Total $ 737,189 $ 779,730 (1) Assets acquired during the six months ended June 30, 2026 include one land parcel intended for hotel development in Colorado. (2) Assets sold during the six months ended June 30, 2026 include one multi-family residential asset and a portion of a land asset. (3) Credit FV AUM represents loans made to our investment funds by our diversified credit fund. (4) Other FV AUM represents undeployed capital held in our diversified funds.